UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 15, 2009
                                                      --------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


       210 East Kirkwood Avenue
            Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 15, 2009, Monroe Bancorp (the "Company") notified the NASDAQ Stock Market that it had inadvertently failed to file Exhibit 13, the Annual Report to Security Holders, with its Form 10-K for the fiscal year ended December 31, 2008. As a result of the omission of Exhibit 13, the Company's Form 10-K did not contain the required financial statements and was therefore incomplete. Consequently, the Company was not in compliance with the NASDAQ requirements for continued listing set forth in NASDAQ Marketplace Rule 5250(c)(1). NASDAQ Marketplace Rule 5250(c)(1) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended. On April 16, 2009, the Company filed Amendment No. 1 to Form 10-K including Exhibit 13 and is now in compliance with NASDAQ Marketplace Rule 5250(c)(1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 20, 2009

                                                  MONROE BANCORP


                                                  /s/ Gordon M. Dyott
                                                  -----------------------------
                                                  Gordon M. Dyott
                                                  Executive Vice President,
                                                  Chief Financial Officer